EXHIBIT 32.2

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Breht T. Feigh, Executive Vice President, Chief Financial Officer and Treasurer, of American Dental Partners, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Annual Report on Form 10-K of the Company for the period ended December 31, 2007 which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (U.S.C. 78m or 78o(d)); and

(2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ BREHT T. FEIGH
Breht T. Feigh, Executive Vice President, Chief Financial Officer and Treasurer
March 10, 2008